SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 5, 1997

Commission         Exact Name of Registrant As                IRS Employer
File Number No.     Specified In Its Charter                 Identification
---------------    ---------------------------               --------------


1-12459            MidAmerican Energy Holdings Company         42-1451822
                        (An Iowa Corporation)


1-11505                MidAmerican Energy Company              42-1425214
                         (An Iowa Corporation)



666 Grand Avenue, P. O. Box 657, Des Moines, Iowa              50303-0657
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: 515/242-4300
                                                    ------------


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ITEM 5.  OTHER EVENTS.

          MidAmerican Energy Company, a public utility company and wholly owned subsidiary of MidAmerican Energy Holdings Company, announced on December 5, 1997 that coal delivery to some of the Company's electric generation facilities continues to be impacted by the Union Pacific Railroad's nationwide slow down of trains. A copy of MidAmerican's press release is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


        (c) Exhibits.
            ---------

        Press Release of MidAmerican Energy Company dated December 5, 1997.



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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         MIDAMERICAN ENERGY HOLDINGS COMPANY
                                         MIDAMERICAN ENERGY COMPANY


                                         /s/ Paul J. Leighton
                                         --------------------------------------
                                             Paul J. Leighton
                                         Vice President and Corporate Secretary


December 8, 1997



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